UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2012

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders (the Annual Meeting) of Gilead Sciences, Inc. (Gilead) was held on May 10, 2012 in Millbrae, California. Of the 758,070,530 shares of Gilead’s common stock entitled to vote at the meeting, 641,235,008 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Gilead’s stockholders elected 12 directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes regarding the election of directors were as follows:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
John F. Cogan	583,050,660	10,925,430	47,258,918
Etienne F. Davignon	570,070,144	23,905,946	47,258,918
James M. Denny	573,379,503	20,596,587	47,258,918
Carla A. Hills	575,777,405	18,198,685	47,258,918
Kevin E. Lofton	576,896,650	17,079,440	47,258,918
John W. Madigan	576,143,743	17,832,347	47,258,918
John C. Martin	571,421,131	22,554,959	47,258,918
Gordon E. Moore	573,391,665	20,584,425	47,258,918
Nicholas G. Moore	576,858,891	17,117,199	47,258,918
Richard J. Whitley	576,657,236	17,318,854	47,258,918
Gayle E. Wilson	573,955,676	20,020,414	47,258,918
Per Wold-Olsen	580,646,228	13,329,862	47,258,918

Gilead’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of Gilead’s Board of Directors as its independent registered public accounting firm for the fiscal year ending December 31, 2012. The proposal received the following votes:

Votes For	633,893,092
Votes Against	6,727,036
Abstentions	614,880
Broker Non-Votes	0

Gilead’s stockholders approved the advisory resolution approving the compensation of Gilead’s named executive officers as presented in its 2012 proxy statement related to the Annual Meeting. The proposal received the following votes:

Votes For	449,357,944
Votes Against	140,507,801
Abstentions	4,110,345
Broker Non-Votes	47,258,918

Gilead’s stockholders approved the stockholder proposal requesting that Gilead’s Board of Directors take steps to permit stockholder action by written consent. The proposal received the following votes:

Votes For	310,027,587
Votes Against	280,794,565
Abstentions	3,153,938
Broker Non-Votes	47,258,918

Gilead’s stockholders approved the stockholder proposal requesting that Gilead’s Board of Directors take steps to redeem Gilead’s poison pill unless the plan is subject to a stockholder vote. The proposal received the following votes:

Votes For	469,884,886
Votes Against	121,929,847
Abstentions	2,161,357
Broker Non-Votes	47,258,918

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Robin L. Washington
Robin L. Washington
Senior Vice President and Chief Financial Officer

Date: May 14, 2012